UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934





Date of Report                              APRIL  2, 1997

                    Caino Resource Corporation
       (Exact name of registrant as specified in its charter)



   Minnesota                         0-22242              41-0950482

(State or other jurisdiction  (Commission File Number)  (IRS Employer
 of incorporation)                                       Identification no.)



        1719 Beach Boulevard, Suite 306, Biloxi, Mississippi 39531-5396
                  (Address of principal executive offices)


      Registrant's telephone number, including area code   (601) 435-1976






Item 5.   OTHER EVENTS

On March 17, 1997, the Board of Directors authorized the creation of two new outside director positions. Mr Dennis Evans was elected to serve as a Class C director until the 1999 shareholder's meeting. Dr. Timothy
Murphy was elected to serve as a Class B director until the 1998 shareholder's meeting
                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CASINO RESOURCE CORPORATION



April 2, 1997                s/ Maurice P. Gaudet
                             _____________________________________________
                              Maurice P. Gaudet
                              Chief Financial Officer